[FIDELITY INVESTMENTS LOGO]











                                                      Lincoln National
                                                      Equity-Income Fund, Inc.
                                                      Annual Report
                                                      December 31, 1999

Lincoln National Equity-Income Fund, Inc.


Index
     Commentary
     Statement of Net Assets
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Report of Ernst & Young LLP, Independent Auditors

Lincoln National Equity-Income Fund, Inc.


Managed by:    [FIDELITY INVESTMENTS LOGO]


The Fund returned 6.3% for the year ended December 31, 1999 compared to its benchmark, the S&P 500 Index,* which returned 21.1%.

In 1999, most major U.S. equity market indices finished with positive double-digit returns amid increased volatility. This was the fifth consecutive year of 20%-plus gains for the S&P 500. Market breadth, however, was generally poor as relatively few stocks did well even though underlying fundamentals for most companies were reasonably good because of an upswing in global growth and improved overall profit growth. Although economically sensitive cyclicals had a period of resurgence in the second quarter, technology stocks with exceptional fundamentals drove returns as investors anticipated dramatically superior relative earnings gains amid the rapid growth of Internet and wireless technologies. Illustrating the impact of technology on full year 1999 returns, this sector had an average S&P 500 weight of 22%, but produced 69% of the index's return.

Our equity-income style of investment management did not keep pace with the strong returns of most major equity market indices, but we performed more in line with our style benchmark (the Russell 3000 Value Index) which had a return of 6.7% for the year. In a volatile market environment, investors favored growth stocks early in the year then shifted toward value stocks and then shifted back toward growth again in the third and fourth quarters. The performance of the growth-oriented technology group, including Internet-related stocks, accelerated in the second half of the year, driving market gains. While certain groups, such as energy, were helpful to the portfolio, it was difficult for our style of investing to keep pace, owing mainly to relatively low exposure to technology. We continued to focus on positions in which we had investment conviction, and we looked for opportunities to add stocks with growth potential and reasonable valuations.

Stephen DuFour


Growth of $10,000 invested 1/3/94 through 12/31/99

                           1/3/94    12/31/98
Equity-Income Fund        $10,000     $26,698
S&P 500 Index             $10,000     $35,545


This chart illustrates, hypothetically, that $10,000 was invested in the Equity-Income Fund on 1/3/94. As the chart shows, by December 31, 1999, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $26,698. For comparison, look at how the S&P 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,545. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.


Average annual return              Ended
on investments                     12/31/99
---------------------------------------------
One Year                           + 6.27%
---------------------------------------------
Five Years                         +20.37%
---------------------------------------------
Lifetime
(since 1/3/94)                     +17.78%
---------------------------------------------



* Standard & Poor's 500 Index - Broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks. An investor cannot invest directly in the above index/indexes, which is/are unmanaged.


                             Equity-Income Fund  1

Lincoln National
Equity-Income Fund, Inc.

Statement of Net Assets
December 31, 1999

Investments:
                                                      Number      Market
Common Stock:                                         of Shares   Value
------------------------------------------------------------------------------
Aerospace & Defense : 1.3%
------------------------------------------------------------------------------
Boeing                                                 320,900    $ 13,337,406
------------------------------------------------------------------------------

Automobiles & Auto Parts: 4.6%
Danaher                                                 17,900         863,675
Ford Motor                                              80,700       4,312,406
Navistar International *                               853,900      40,453,513
------------------------------------------------------------------------------
                                                                    45,629,594
Banking, Finance & Insurance: 20.5%
------------------------------------------------------------------------------
Ambac Financial Group                                   48,500       2,531,094
American General                                        95,700       7,261,238
American International Group                           164,337      17,768,938
Axa Financial                                          157,300       5,328,538
Bank of America                                         56,140       2,817,527
Block (H&R)                                            118,900       5,201,875
Chase Manhattan                                        309,700      24,059,818
Cigna                                                   26,300       2,118,794
Citigroup                                              230,550      12,809,934
Federal Home Loan                                      323,500      15,224,718
Federal National Mortgage                              507,600      31,693,275
Franklin Resources                                      69,800       2,237,963
Golden West Financial                                   65,500       2,194,250
Lehman Brothers Holdings                                55,300       4,683,218
Marhall & Ilsley                                         6,600         414,563
MBNA                                                    33,700         918,325
Marsh & McLennan                                        41,500       3,971,031
Mellon Financial                                       396,400      13,502,375
Morgan Stanley Dean Witter                              91,400      13,047,350
Northern Trust                                          66,500       3,551,515
PNC Financial Group                                     63,100       2,807,950
SLM Holding                                             87,500       3,696,875
Schwab (Charles)                                       491,600      18,865,150
Suntrust Banks                                          52,900       3,640,181
Wells Fargo                                             76,400       3,089,425
------------------------------------------------------------------------------
                                                                   203,435,920
Buildings & Materials: 0.1%
------------------------------------------------------------------------------
Centex                                                  53,000       1,308,438
------------------------------------------------------------------------------

Business Services: 0.1%
------------------------------------------------------------------------------
Cendant *                                               26,700         709,219
------------------------------------------------------------------------------

Cable, Media & Publishing: 9.3%
------------------------------------------------------------------------------
AT&T - Liberty Media Class A *                         189,200      10,737,100
Belo A. H.                                             265,800       5,066,813
Clear Channel Communications *                          59,400       5,301,450
Gannett                                                 85,300       6,957,281
InterPublic Group                                       62,900       3,628,544
Knight-Ridder                                           79,500       4,730,250
McGraw-Hill                                             70,500       4,344,563
Meredith                                               335,100      13,969,481
New York Times                                          89,900       4,416,338
The News Corporation                                   181,600       6,946,200
Time Warner                                            359,666      26,053,306
------------------------------------------------------------------------------
                                                                    92,151,326
Chemicals: 1.8%
------------------------------------------------------------------------------
Avery Dennison                                          18,300       1,333,613
DuPont (E.I.) deNemours                                 51,461       3,389,993
PPG Industries                                         115,500       7,225,969
Rohm & Haas                                            150,300       6,115,331
------------------------------------------------------------------------------
                                                                    18,064,906

                                                      Number      Market
                                                      of Shares   Value
------------------------------------------------------------------------------
Computers & Technology: 12.0%
------------------------------------------------------------------------------
Adobe Systems                                              400    $     26,900
Affiliated Computer Services *                           9,200         423,200
Apple Computer *                                        61,100       6,279,934
Automatic Data Processing                              128,300       6,912,163
Cabletron Systems *                                     91,700       2,384,200
Cadence Design Systems *                               158,700       3,808,800
Computer Associates International                       49,500       3,461,906
Computer Sciences *                                     50,300       4,759,638
Covad Communications Group *                            81,100       4,523,859
Dell Computer *                                        188,900       9,627,997
Filenet *                                               58,400       1,503,800
Hewlett-Packard                                         13,100       1,492,581
Metalink *                                                 400           8,000
Microsoft *                                            205,400      23,974,031
Psinet *                                               151,300       9,356,959
Sterling Commerce *                                     35,600       1,212,625
Syke Enterprises *                                       2,300         100,913
Unisys *                                             1,213,018      38,740,762
VA Linux Systems *                                         400          82,775
------------------------------------------------------------------------------
                                                                   118,681,043
Consumer Products: 1.0%
------------------------------------------------------------------------------
CDnow *                                                 11,700         116,086
Gillete                                                 40,100       1,651,619
Minnesota Mining & Manufacturing                        86,600       8,475,975
------------------------------------------------------------------------------
                                                                    10,243,680
Electronics & Electrical Equipment - 6.4%
------------------------------------------------------------------------------
Advanced Micro Devices *                               156,500       4,528,719
Agilent Technologies *                                  56,200       4,344,963
Analog Devices *                                        10,600         985,800
Cirrus Logic *                                          48,300         641,484
Emerson Electric                                        22,200       1,273,725
Flextronics International *                             52,800       2,430,450
General Electric                                       171,700      26,570,575
Motorola                                               146,100      21,513,225
Symbol Technologies                                     17,800       1,131,413
------------------------------------------------------------------------------
                                                                    63,420,354
Energy: 11.1%
------------------------------------------------------------------------------
Chevron                                                 34,500       2,988,563
Dynegy                                                 168,800       4,103,950
Enron                                                  108,000       4,792,500
Exxon Mobil                                            613,600      49,433,150
Kerr-McGee                                              34,100       2,114,200
Noble Drilling *                                       325,300      10,653,575
Weatherford Interntional *                             888,400      35,480,475
------------------------------------------------------------------------------
                                                                   109,566,413
Farming & Agriculture: 0.2%
------------------------------------------------------------------------------
CNH Global                                             117,700       1,566,881
------------------------------------------------------------------------------

Food, Beverage & Tobacco: 2.0%
------------------------------------------------------------------------------
Anheuser Busch                                         120,700       8,554,613
Coca Cola                                               12,000         699,000
Coca-Cola Enterprises                                  158,100       3,181,763
Fleming Companies                                       31,900         326,975
Quaker Oats                                            103,700       6,805,313
------------------------------------------------------------------------------
                                                                    19,567,664
Healthcare & Pharmaceuticals: 4.2%
------------------------------------------------------------------------------
Abbott Laboratories                                     23,900         867,869
American Home Products                                  75,200       2,965,700
Baxter International                                    25,600       1,608,000
Johnson & Johnson                                       27,000       2,514,375
Lilly (Eli)                                            348,400      23,168,600
Merck & Company                                         57,200       3,835,975
Pfizer                                                  71,100       2,306,306
Pharmacia & Upjohn                                      27,000       1,215,000
Warner-Lambert                                          36,900       3,023,494
------------------------------------------------------------------------------
                                                                    41,505,319

                             Equity-Income Fund  2

                                                      Number      Market
                                                      of Shares   Value
------------------------------------------------------------------------------
Industrial Machinery: 0.4%
------------------------------------------------------------------------------
Caterpillar                                             70,800    $  3,332,025
Roper Industries                                        25,500         964,219
------------------------------------------------------------------------------
                                                                     4,296,244
Leisure, Lodging & Entertainment: 1.5%
------------------------------------------------------------------------------
McDonald's                                             102,700       4,140,094
Walt Disney                                            382,200      11,179,350
------------------------------------------------------------------------------
                                                                    15,319,444
Metals & Mining: 2.7%
------------------------------------------------------------------------------
AK Steel Holding                                        43,600         822,950
ALCOA                                                  218,082      18,100,806
Newmont Mining                                         139,100       3,407,950
Phelps Dodge                                            26,900       1,805,663
USX-U.S. Steel Group                                    84,400       2,785,200
------------------------------------------------------------------------------
                                                                    26,922,569
Office/Industrial Reits: 0.3%
------------------------------------------------------------------------------
Equity Office Properties Trust                         130,700       3,218,488
------------------------------------------------------------------------------

Retail: 1.2%
------------------------------------------------------------------------------
Ames Department Stores *                                59,200       1,703,850
CVS                                                     35,500       1,417,781
Gap                                                    121,900       5,607,400
Safeway *                                               84,200       2,994,363
------------------------------------------------------------------------------
                                                                    11,723,394
Telecommunications: 13.9%
------------------------------------------------------------------------------
A T & T                                                642,850      32,624,638
ADC Telecommunications *                               122,700       8,899,580
Bell Atlantic                                          116,800       7,190,500
BellSouth                                              524,800      24,567,200
Exodus Communications *                                 39,400       3,500,444
Go.com *                                                19,400         461,967
Infonet Services *                                       3,100          81,376
Lucent Technologies                                     71,900       5,379,019
MCI Worldcom *                                         187,733       9,955,689
Qwest Communications International *                   225,700       9,698,049
SBC Communications                                     521,900      25,442,625
Time Warner Telecommunications Class A *                49,200       2,449,238
Tritel *                                                   600          19,018
True North Communications                               96,200       4,298,938
Vodafone Air Touch PLC ADR                              60,400       2,989,800
------------------------------------------------------------------------------
                                                                   137,558,081
Textiles, Apparel & Furniture: 0.9%
------------------------------------------------------------------------------
Nike                                                   172,400       8,544,575
------------------------------------------------------------------------------

Transportation & Shipping: 0.4%
------------------------------------------------------------------------------
Burlington Northern Santa Fe                            49,400       1,197,950
Continental Airlines Class B *                          13,800         612,375
Northwest Airlines Class A *                            17,900         397,159
Southwest Airlines                                      48,800         789,950
United Parcel Service Class B                           10,800         745,200
------------------------------------------------------------------------------
                                                                     3,742,634
Utilities: 0.4%
------------------------------------------------------------------------------
Ipalco Enterprises                                     201,300       3,434,685
PG&E                                                     8,045         164,928
------------------------------------------------------------------------------
                                                                     3,599,613

Total Common Stock: 96.3%
(Cost $847,228,311)                                                954,113,205
------------------------------------------------------------------------------

                                                  Par
Repurchase Agreement:                             Amount
------------------------------------------------------------------------------
State Street Bank and Trust Co.
Repurchase Agreement,
dated 12/31/99, 2.50%, maturing 01/03/00,
collaterized by $28,345,000 U.S. Treasury
Bonds 11.25%, 2/15/15,
market value $41,348,269                          $40,532,000       40,532,000
------------------------------------------------------------------------------

                                                                  Market
                                                                  Value
------------------------------------------------------------------------------
Total Repurchase Agreement: 4.1%
(Cost $40,532,000)                                                $ 40,532,000
------------------------------------------------------------------------------

Total Investments: 100.4%
(Cost $887,760,311)                                                994,645,205
------------------------------------------------------------------------------
Other Assets Under Liabilities: (0.4%)                              (3,886,850)
------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $22.047 per share based
on 44,939,395 shares issued
and outstanding)                                                  $990,758,355
------------------------------------------------------------------------------

Components of Net Assets at December 31, 1999:
------------------------------------------------------------------------------
Common Stock, par value $.01 per share,
100,000,000 authorized shares                                     $    449,394
Paid in capital in excess of par value of shares issued            665,491,794
Undistributed net investment income**                                  929,784
Accumulated net realized gain on
investments                                                        217,006,214
Net unrealized appreciation of investments and foreign
currencies                                                         106,881,169
------------------------------------------------------------------------------

Total Net Assets                                                  $990,758,355
------------------------------------------------------------------------------


*   Non income producing security.
** Undistributed net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are treated as net invest- ment income in accordance with provisions of the Internal Revenue Code.
ADR - American Depository Receipt

See accompanying notes to financial statements.

                             Equity-Income Fund  3

Lincoln National Equity-Income Fund, Inc.

Statement of Operations

Year ended December 31, 1999

Investment income:
 Dividends                                                         $15,298,285
-------------------------------------------------------------------------------
 Interest                                                            1,595,694
-------------------------------------------------------------------------------
 Less: Foreign withholding tax                                         (50,433)
-------------------------------------------------------------------------------
  Total investment income                                           16,843,546
-------------------------------------------------------------------------------

Expenses:
 Management fees                                                     7,394,087
-------------------------------------------------------------------------------
 Accounting fees                                                       408,203
-------------------------------------------------------------------------------
 Printing and postage                                                   96,465
-------------------------------------------------------------------------------
 Custody fees                                                           72,548
-------------------------------------------------------------------------------
 Professional fees                                                      34,959
-------------------------------------------------------------------------------
 Directors fees                                                          4,200
-------------------------------------------------------------------------------
 Other                                                                  55,069
-------------------------------------------------------------------------------
  Total expenses                                                     8,065,531
-------------------------------------------------------------------------------
Net investment income                                                8,778,015
-------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
investments and foreign currency:
 Net realized gain (loss) on:
   Investment transactions                                         217,438,243
-------------------------------------------------------------------------------
  Foreign currency transactions                                         35,719
-------------------------------------------------------------------------------
   Net realized gain on investment and
   foreign currency transactions                                   217,473,962
-------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation of:
   Investments                                                    (167,829,809)
-------------------------------------------------------------------------------
   Foreign currency                                                    (12,197)
-------------------------------------------------------------------------------
   Net change in unrealized appreciation/depreciation
   of investments and foreign currency                            (167,842,006)
-------------------------------------------------------------------------------
 Net realized and unrealized gain on investments
  and foreign currency                                              49,631,956
-------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                          $58,409,971
-------------------------------------------------------------------------------


Statements of Changes in Net Assets


                                                   Year ended    Year ended
                                                   12/31/99      12/31/98
                                                   ---------------------------
Changes from operations:
 Net investment income                             $  8,778,015  $ 12,877,400
------------------------------------------------------------------------------
 Net realized gain on investment
and foreign currency transactions                   217,473,962    39,832,035
------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation
 on investments and foreign currency               (167,842,006)   52,376,328)
------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                            58,409,971   105,085,763
------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                               (7,883,950)  (19,770,253)
------------------------------------------------------------------------------
 Net realized gain on investment transactions       (40,297,143)  (17,621,623)
------------------------------------------------------------------------------
  Total distributions to shareholders               (48,181,093)  (37,391,876)
------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions           (11,447,219)  113,212,973
------------------------------------------------------------------------------
 Total increase (decrease) in net assets             (1,218,341)  180,906,860
------------------------------------------------------------------------------
Net Assets, beginning of year                       991,976,696   811,069,836
------------------------------------------------------------------------------
Net Assets, end of year                            $990,758,355  $991,976,696
------------------------------------------------------------------------------

See accompanying notes to financial statements.

                             Equity-Income Fund  4

Lincoln National Equity-Income Fund, Inc.

Financial Highlights
(Selected data for each capital share outstanding throughout the year)

                                         Year ended December 31,
                                         1999      1998      1997      1996      1995
                                         -------------------------------------------------
Net asset value, beginning of year       $ 21.715  $ 20.118  $ 15.780  $ 13.507  $ 10.335

Income from investment operations:
   Net investment income(2)                 0.189     0.282     0.229     0.288     0.275
   Net realized and unrealized gain
      on investments and foreign currency   1.204     2.204     4.511     2.451     3.218
                                         -------------------------------------------------
   Total from investment operations         1.393     2.486     4.740     2.739     3.493
                                         -------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income    (0.171)   (0.460)        -    (0.288)   (0.275)
   Distributions from net realized gain on
       investment transactions             (0.890)   (0.429)   (0.402)   (0.178)   (0.046)
                                         -------------------------------------------------
Total dividends and distributions          (1.061)   (0.889)   (0.402)   (0.466)   (0.321)
                                         -------------------------------------------------
Net asset value, end of year             $ 22.047  $ 21.715  $ 20.118  $ 15.780  $ 13.507
                                         -------------------------------------------------

Total Return(1)                              6.27%    12.73%    30.67%    19.81%    34.74%

Ratios and supplemental data:
   Ratio of expenses to average net assets   0.79%     0.79%     1.02%     1.08%     1.15%
   Ratio of net investment income
       to average net assets                 0.86%     1.40%     1.46%     1.99%     2.27%
   Portfolio Turnover                      191.21%    29.04%    17.81%    22.17%    27.81%
   Net assets, end of year (000 omitted) $990,758  $991,977  $811,070  $457,153  $238,771

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) Per share information for the years ended December 31, 1999 and 1998 were based on the average shares outstanding method.

See accompanying notes to financial statements.

                             Equity-Income Fund  5

Lincoln National Equity-Income Fund, Inc.

Notes to Financial Statements

December 31, 1999

The Fund: Lincoln National Equity-Income Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to achieve reasonable income by investing primarily in income-producing equity securities. The Fund invests mostly in high-income stocks and some high-yielding bonds.

1. Significant Accounting Policies

Security Valuation: All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt investments are valued at their mean quotations. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates. Realized gains or losses from investment transactions are reported on an identified cost basis.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of such assets and liabilities at the end of the period resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .75% of the first $500 million on the average daily net assets of the Fund and .70% of the excess over $500 million. The sub-advisor, Fidelity Investments, is paid directly by the Advisor.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. In return for these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.


                             Equity-Income Fund  6

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 1999.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the year ended December 31, 1999 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 1999 are as follows:

        Aggregate       Aggregate       Gross         Gross         Net
        Cost of         Proceeds        Unrealized    Unrealized    Unrealized
        purchases       From Sales      Appreciation  Depreciation  Appreciation
--------------------------------------------------------------------------------
        $1,884,154,844  $1,930,121,542  $125,549,447  $(18,664,553) $106,884,894

4. Supplemental Financial Instrument Information

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying securities, whose market value is required to be at least 102% of the repurchase price. The Advisor is responsible for determining that the value of the collateral is at least equal to the repurchase price. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

5. Credit and Market Risks

The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. At December 31, 1999, the Fund did not have investments in excess of 5% of net assets in any individual foreign country.

The Fund may invest in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

6. Summary of Changes From Capital Share Transactions

                                                 Shares Issued Upon                                    Net Increase(decrease)
                      Capital                    Reinvestment of         Capital Shares                Resulting From Capital
                      Shares Sold                Dividends               Redeemed                      Share Transactions
                      ----------------------------------------------------------------------------------------------------------
                      Shares      Amount         Shares     Amount       Shares        Amount          Shares     Amount
                      ----------------------------------------------------------------------------------------------------------
Year ended
  December 31, 1999:  1,809,799   $ 40,435,319   2,108,094  $48,181,093  (4,659,377)  $(100,063,631)    (741,484) $ (11,447,219)
Year ended
  December 31, 1998:  5,350,747    111,802,363   1,852,270   37,391,876  (1,837,911)    (35,981,266)   5,365,106    113,212,973

7. Distributions to Shareholders

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.


                             Equity-Income Fund  7

Lincoln National Equity-Income Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Equity-Income Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Equity-Income Fund, Inc. (the "Fund") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Equity-Income Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2000


                             Equity-Income Fund  8